Exhibit 32.1 – Section 1350 Certification of Chief Executive Officer.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K/A for the fiscal year ended December 31, 2022 of Intercontinental Exchange, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeffrey C. Sprecher, Chair and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 15, 2023

/s/ Jeffrey C. Sprecher
Jeffrey C. Sprecher
Chair and Chief Executive Officer

69    Amendment No. 1 to 2022 10-K    INTERCONTINENTAL EXCHANGE